SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report - August 4, 2003

(Date of earliest event reported) - (August 1, 2003)

                FULTON FINANCIAL CORPORATION

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number )	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 291-2411

Item 2.    Acquisition of Assets.

On August 1, 2003, Fulton Financial Corporation (“Fulton”) acquired Premier Bancorp, Inc. (“Premier”), a bank holding company headquartered in Doylestown, Pennsylvania. The acquisition was accomplished by merging Premier with and into Fulton (the “Merger”). By virtue of this acquisition, Fulton became the parent holding company of Premier Bank (“Premier Bank”) which is an Pennsylvania state-chartered bank with 9 offices in Pennsylvania and total assets of about $600 million. Premier Bank is Fulton’s eleventh subsidiary bank. The Merger increases Fulton’s assets to approximately $9.2 billion and also increases to 198 the number of banking offices operated by Fulton’s subsidiary banks.

The Merger was consummated pursuant to the previously-announced Agreement and Plan of Merger, dated as of January 16, 2003 (the “Merger Agreement), between Fulton and Premier. In accordance with the terms of the Merger Agreement, each of the approximately 5.12 million issued and outstanding shares of the $0.33 par value common stock of Premier has been converted into 1.407 shares of the $2.50 par value common stock of Fulton (“Fulton Common Stock”). Former stockholders of Premier will receive cash in lieu of fractional shares of Fulton Common Stock at the rate of $20.21 per share. All Premier options to purchase its common stock outstanding on the closing date have been converted to options to acquire Fulton’s Common Stock pursuant to the Merger Agreement.

Pursuant to General Instruction F to Form 8-K, the Press Release dated August 1, 2003, announcing the consummation of the Merger, attached to this Current Report as Exhibit 99.1, is hereby incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The acquisition of Premier by Fulton does not involve a “significant amount of assets” under the instructions of Form 8-K and thus no financial statements of Premier are required to be filed as part of this Report.

(b)    Pro Forma Financial Information

The acquisition of Premier by Fulton does not involve a “significant amount of assets” under the instructions of Form 8-K and thus no pro forma financial information with respect to Premier is required to be filed as part of this Report.

(c)    Exhibits.

Pursuant to Item 7(c) of Form 8-K, Fulton hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

Number	Title
* 2	Agreement and Plan of Merger, dated as of January 26, 2003 between Fulton Financial Corporation and Premier Bancorp, Inc.

99.1	Press Release dated August 1, 2003

*	Previously filed as an exhibit to the Registration Statement on Form S-4, filed April 2, 2003 (File No. 333-104268).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

By:	/s/ Charles J. Nugent

Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

Date: August 1, 2003

EXHIBIT INDEX

Required Exhibits

Number	Title	Page (in accordance with sequential numbering system)
*2	Agreement and Plan of Merger, dated as of January 16, 2003 between Fulton Financial Corporation and Premier Bancorp, Inc.
99.1	Press Release dated August 1, 2003

*	Previously filed as an exhibit to the Registration Statement on Form S-4, filed April 2, 2003 (File No. 333-104268).